SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported)
                              February 1, 2000

                    INDUSTRIAL SERVICES OF AMERICA, INC.
           (Exact name of registrant as specified in its charter)

                                   FLORIDA
               (State of other jurisdiction of incorporation)

      0-20979                                  59-0712746
(Commission File Number)            (IRS Employer Identification No.)

     7100 Grade Lane
     PO Box 32428
     Louisville, KY                                  40232
(Address of principal executive offices)           (Zip Code)

                              (502) 368-1661
           (Registrant's telephone number, including area code)

OTHER EVENTS.

   ITEM 5.

     On February 1, 2000, the Board of Directors of Industrial Services of America, Inc. (the "Registrant") created an advisory position for Harry Kletter, Chairman of the Registrant, entitled Chief Visionary Officer, for the purpose of offering ideas and providing guidance regarding future business initiatives and opportunities to the Registrant. Mr. Kletter remains as Chairman of the Registrant; however, Mr. Kletter has relinquished his position as Chief Executive Officer of the Registrant, and the Board of Directors determined not to re-establish such a position. Sean M. Garber, the President of the Registrant, and John O. Tietjen, the Chief Financial Officer of the Registrant, now report directly to the Board of Directors of the Registrant after the corporate realignment.

                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                              INDUSTRIAL SERVICES OF AMERICA, INC.
                                        (Registrant)


Date:   February 7, 2000	/s/ Sean M. Garber
				-----------------------------------
				Sean M. Garber
				President